SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (this “Agreement”) is dated as of April 11, 2006, among NovaDel Pharma Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively the “Purchasers”).

          WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company hereby offers to issue and sell to each Purchaser (the “Offering”), and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

ARTICLE I.
DEFINITIONS

          1.1 Definitions.

                    In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

          “Action” shall have the meaning set forth in Section 3.1(j).

          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are defined in and construed under Rule 144 promulgated under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          “Agreement” shall have the meaning set forth in the preamble.

          “AMEX” means the American Stock Exchange.

          “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

          “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amounts and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

          “Closing Price” means the closing price of the Common Stock on the AMEX on the Trading Day immediately preceding the date hereof.

          “Commission” means the United States Securities and Exchange Commission.

          “Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified.

          “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire Common Stock from the Company at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          “Company” shall have the meaning set forth in the preamble.

          “Company Counsel” means Morgan Lewis & Bockius LLP.

          “Confidential Information” shall have the meaning set forth in Section 3.2(m).

          “Discussion Time” shall have the meaning set forth in Section 3.2(f).

          “Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

          “Escrow Agent” means US Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005.

          “Evaluation Date” shall have the meaning set forth in Section 3.1(r).

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Exercise Price” means the greater of: (i) 110% of the Purchase Price and (ii) Closing Price.

          “GAAP” shall have the meaning set forth in Section 3.1(h).

          “Intellectual Property Rights” shall have the meaning set forth in Section 3.1(o).

          “Intermediary” shall have the meaning set forth in Section 3.1(s).

          “Legend Removal Date” shall have the meaning set forth in Section 4.1(c).

          “Lien” means a lien, charge, security interest, encumbrance, right of first refusal or preemptive right (but shall not include (a) liens for taxes and assessments or governmental charges or levies not at the time due or (b) liens in respect of pledges or deposits under workmen’s compensation laws or similar legislation, carriers’, warehousemen’s, mechanics’, laborers’ and materialmen’s and similar liens).

          “Material Adverse Effect” shall have the meaning set forth in Section 3.1(b).

          “Offering” shall have the meaning set forth in the preamble.

          “Person” means an individual, corporation, partnership, trust, business trust, incorporated or unincorporated association, joint venture, limited liability company, sole proprietorship, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind not specifically listed herein.

          “Placement Agents” means Griffin Securities, Inc. and Paramount BioCapital, Inc.

          “Placement Agents’ Counsel” means Thompson Hine LLP.

          “Placement Warrants” means the Common Stock purchase warrants, substantially in the form of Exhibit A, to purchase six percent (6%) of the number of Shares being purchased by the Purchasers hereunder (excluding from this calculation, any shares of Common Stock sold to officers or directors of the Company for their personal investment accounts, including for accounts beneficially owned by or for the benefit of their family members, or to SIAR Capital or any Affiliates thereof) deliverable to the Placement Agents in connection with the transactions contemplated herein.

          “Placement Warrant Shares” means the shares of Common Stock issuable upon exercise of the Placement Warrants.

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Purchase Price” means the lower of (a) volume weighted average closing price of the Common Stock on the AMEX on the twenty (20) Trading Days immediately preceding, and ending on the Trading Day prior to, the Closing Date, and (b) closing price of the Common Stock on the AMEX on the Trading Day immediately preceding the date hereof, but in no event to exceed $1.45 per share of Common Stock.

          “Purchaser(s)” shall have the meaning set forth in the preamble.

          “Registration Rights Agreement” means the Registration Rights Agreement, made and entered into as of the date hereof, among the Company and the Purchasers, substantially in the form of Exhibit B attached hereto.

          “Registration Statement” means a registration statement meeting the requirements set forth in, and filed pursuant to, the Registration Rights Agreement covering the resale of the Shares and Warrant Shares by each Purchaser and the Placement Warrant Shares by the Placement Agents, and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of the Common Stock issued in the Offering.

          “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including the Warrant Shares and the Placement Warrant Shares.

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “SEC Reports” shall have the meaning set forth in Section 3.1(h).

          “Securities” means the Shares, the Warrants and the Warrant Shares.

          “Securities Act” shall have the meaning set forth in the preamble.

          “Shares” means the shares of Common Stock to be issued by the Company to the Purchasers hereunder.

          “Short Sales” includes, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

          “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States Dollars and in immediately available funds.

          “Trading Day” means a day on which the Common Stock is traded on the AMEX.

          “Transaction Documents” means this Agreement, the Warrants, the Placement Warrants, the Registration Rights Agreement and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

          “Warrants” means, collectively, the Common Stock purchase warrants, in substantially the form of Exhibit A, delivered to the Purchasers at the Closing in accordance with Section 2.3(a)(iii) hereof.

          “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

          2.1 Closing.

                    On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, the number of Shares set forth opposite its or his name, at a price per Share equal to the Purchase Price. In addition to the Shares, each Purchaser shall be entitled to receive a Warrant to purchase a number of additional shares of Common Stock equal to 3/10 of the number of Shares purchased by such Purchaser hereunder, at the Exercise Price. The parties agree that Closing shall take place via facsimile exchange of the Transaction Documents or at the offices of Thompson Hine, or such other location as the parties shall mutually agree.

          Notwithstanding the foregoing, in the event an officer or director of the Company wishes to participate in this Offering, on the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each such officer and director of the Company agrees to purchase in the aggregate, severally and not jointly, the number of Shares set forth opposite his or her name, at a price per Share equal to the higher of (i) book value of the Common Stock on the Closing Date and (ii) the Closing Price.

          2.2 Payment and Delivery.

          Prior to the Closing, each Purchaser shall deliver such Purchaser’s Subscription Amount in immediately available funds to the Escrow Agent via wire transfer in accordance with the written wire instructions set forth on the signature pages hereto. There is no minimum subscription amount required for Closing. At the Closing, the (i) Escrow Agent shall wire such funds to the Company’s account in accordance with written instructions provided by the Company and Placement Agents and (ii) the Company shall deliver to each Purchaser certificates (each bearing a legend as set forth in Section 4.1(b)) for their respective Shares and Warrants as determined pursuant to Section 2.3(a)(ii) and 2.3(a)(iii).

          2.3 Closing Deliveries.

                    (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement, duly executed by the Company;

(ii) the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser;

                    (iii) a Warrant registered in the name of such Purchaser to purchase a number of shares of Common Stock equal to 3/10 share of Common Stock of the number of Shares being purchased by such Purchaser hereunder;

(iv) the Registration Rights Agreement, duly executed by the Company;

                    (v) an officer’s certificate of the Company’s Chief Executive Officer or Chief Financial Officer, in form reasonably acceptable to the Purchasers, certifying the continuing material accuracy of the Company’s representations and warranties made in this Agreement and the Company’s performance in all material respects of the covenants to be performed by it pursuant to this Agreement at or prior to Closing;

(vi) a legal opinion of Company Counsel and/or General Counsel of the Company, substantially in the form of Exhibit E.

                    (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement, duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount in United States dollars by wire transfer of immediately available funds to the account specified in writing by the Company;

(iii) the Registration Rights Agreement, duly executed by such Purchaser;

(iv) a fully completed and duly executed Selling Securityholder Notice and Questionnaire substantially in the Form set forth in Exhibit C;

(v) a duly executed Confidential Investor Qualification Questionnaire and Certificate substantially in the form attached hereto as Exhibit D (the “Investor Questionnaire”); and

(vi) a duly executed Form W-8BEN or W-9, as applicable.

          2.4 Closing Conditions.

                    (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met, on or prior to the Closing Date, any of which may be waived by the Company:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Purchasers of the items set forth in Section 2.3(b) of this Agreement;

                    (iv) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(v) this Agreement shall not have been terminated as to the relevant Purchaser in accordance with Section 5.1 hereof.

                    (b) The obligations of the respective Purchasers hereunder in connection with the Closing are subject to the following conditions being met, on or prior to the Closing Date, any of which may be waived by each Purchaser (as to itself only):

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

                    (v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

                    (vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of the Company.

          Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”) which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

                    (a) Subsidiaries. The Company does not have any subsidiaries.

                    (b) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to the Company’s knowledge, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                    (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, its directors and stockholders, and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof (assuming due authorization, execution and delivery thereof by the other parties thereto), will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws of general application affecting the enforcement of creditors’ rights and remedies generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                    (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities or “blue sky” laws and regulations, assuming the accuracy and completeness of the representations and warranties made by the Purchasers herein), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have a Material Adverse Effect.

                    (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other

Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than:

(i) filings required pursuant to Section 4.6;

(ii) the filing with the Commission of the Registration Statement;

                    (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Shares and Warrants and the listing of the Shares and the Warrants Shares for trading thereon in the time and manner required thereby;

(iv) the filing of a Form D with the Commission; and

(v) such filings as are required to be made under applicable state securities or “blue sky” laws and regulations.

                    (f) Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof.

                    (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). Except as described in Schedule 3.1(g), the Company has not issued any options, warrants or Common Stock Equivalents. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options pursuant to the Company’s stock option plan or outside the plan as otherwise disclosed in Schedule 3.1(g), and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. Except as described in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as described in Schedule 3.1(g) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments or arrangements by which the Company is bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and the Placement Agents or their designees) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities or “blue sky” laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase any securities of the Company. Except as otherwise provided in this Agreement, no further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

                    (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except to the extent updated or superseded by a subsequently filed report, including without limitation, any amendments thereto, as of their respective dates, in each filed prior to the date hereof, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as subsequently amended and restated prior to the date hereof, complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with United States generally accepted accounting principles (“GAAP”) in effect at the time of preparation and applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                    (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) expenses incurred in connection with the transactions contemplated hereunder, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing

Company stock option plans. Except with respect to license or similar agreements entered into with each of Manhattan Pharmaceuticals, Inc., Velcera Pharmaceuticals, Inc., Par Pharmaceutical, Inc. and Hana Biosciences, Inc., which have been filed as exhibits to certain SEC Reports or earlier filings made with the Commission pursuant to the 1934 Act, the Company does not have pending before the Commission any request for confidential treatment of information.

                    (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have a Material Adverse Effect. Neither the Company nor, to its knowledge, any of its current directors or officers (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and there is not pending or, to the knowledge of the Company, threatened, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

                    (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect.

                    (l) Compliance. The Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority applicable to the Company.

                    (m) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Reports, except where the failure to possess such permits would not have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permits.

                    (n) Title to Assets. The Company has (i) good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens that do not have a Material Adverse Effect, and (ii) valid and enforceable leasehold interests in all leased real property, and each such lease is valid and enforceable in accordance with its terms and is in full force and effect and free and clear of all Liens, except for Liens that do not have a Material Adverse Effect.

                    (o) Patents and Trademarks. The Company owns, possesses or has other rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                    (p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company is engaged. To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete. The Company does not have any knowledge or reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                    (q) Transactions With Officers, Directors and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of sixty thousand dollars ($60,000), other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement of expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any equity compensation plan of the Company.

                    (r) Sarbanes-Oxley; Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and l5d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in its periodic reports under the Exchange Act is accumulated and communicated to the Company’s management, including the Company’s certifying officers, as appropriate to allow timely decisions regarding required disclosure. The Company’s management has evaluated, under the supervision and with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, the effectiveness of the

Company’s disclosure controls and procedures as of the end of the Company’s last fiscal quarter with respect to which the Company has filed, or was required to have filed, as of the date hereof, its periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the Company’s Chief Executive Officer and Chief Financial Officer about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

                    (s) Certain Fees. Except for the fees and commissions payable to the Placement Agents, neither the Company nor any of its officers has retained any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person (collectively, “Intermediary”) with respect to the transactions contemplated by this Agreement, and the Company shall indemnify and hold harmless the Purchasers from any liability for any compensation to any Intermediary engaged by the Company and the fees and expenses of defending against said liability or alleged liability.

                    (t) Private Placement. Assuming the accuracy and completeness of the Purchasers’ representations and warranties set forth in Section 3.2 and the completed Investor Questionnaires, and compliance by the Placement Agents with their obligations, (i) no registration under the Securities Act is required for the offer and sale of the Shares or the Warrants to be delivered at Closing by the Company to the Purchasers as contemplated hereby and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the AMEX.

                    (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

                    (v) Registration Rights. Other than each of the Purchasers and the Placement Agents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, except as described in Schedule 3.1(v).

                    (w) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the AMEX to the effect that the Company is not in compliance with the listing or maintenance requirements of the AMEX. The Company is in compliance in all material respects with the listing and maintenance requirements for continued listing of the Common Stock on the AMEX.

                    (x) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, and when taken as a whole, not misleading.

                    (y) No Integrated Offering. Neither the Company nor, to the Company’s knowledge, any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions under the rules and regulations of the AMEX.

                    (z) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs, taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash necessary to make the payments payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to reasonably believe (based in part on the Company’s belief that it will be able successfully to raise equity financing) that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

                    (aa) Form S-3 Eligibility. As of the Closing Date, the Company is eligible to register the Shares and the Warrant Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

                    (bb) Tax Status. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a material tax deficiency that has been asserted or threatened against the Company.

                    (cc) No General Solicitation. The Company has not offered or sold, and has not authorized any other Person to offer or sell, any of the Securities by any form of general solicitation or general advertising (as those terms are defined in Regulation D). The Company has offered the Securities for sale, and has directed the Placement Agents to offer the Securities for sale, only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

                    (dd) Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other Person acting on behalf of the Company has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of applicable law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                    (ee) Accountants. J.H. Cohn LLP is currently the Company’s independent registered public accounting firm. To the Company’s knowledge, such firm is a registered public accounting firm as required by the Securities Act.

                    (ff) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or currently reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company that would cause the Company to be required to file a Current Report on Form 8-K under Items 4.01 or 4.02.

                    (gg) Acknowledgment Regarding the Trading Market for Common Stock. Since the Discussion Time, neither the Company nor any of its officers and directors nor, to the best of the Company’s knowledge, any of their respective Affiliates have taken any action which would constitute a violation of Regulation M under the Exchange Act or any other rule, regulation or law applicable to the trading of the Company’s Common Stock on the AMEX.

          3.2 Representations and Warranties of the Purchasers.

                    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                    (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right and corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable similar action on the part of such Purchaser. Each Transaction Document to which such Purchaser is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws of general application affecting the enforcement of creditors’ rights and remedies generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                    (b) Own Account. Such Purchaser understands and acknowledges that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities or “blue sky” law and represents, warrants and covenants that such Purchaser is acquiring the Securities and, upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person with respect to the holding, distribution or voting of any of the Securities. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act, and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in the Registration Rights Agreement.

                    (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrant it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                    (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

                    (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (as those terms are defined in Regulation D).

                    (f) Short Sales. Such Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, sold “short” or “short against the box” or otherwise engaged in any disposition of any securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding an investment in the Company until the date hereof (“Discussion Time”). Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated under this Agreement (including the existence and terms of this transaction).

                    (g) Access to Information. Such Purchaser acknowledges that it has reviewed the SEC Reports and the Transaction Documents and is familiar with and understands the terms contained in the Transaction Documents and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense (other than material non-public information) that is necessary to make an informed investment decision with respect to the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents.

                    (h) Fees and Commissions. Such Purchaser has not retained any Intermediary with respect to the transactions contemplated by this Agreement and shall indemnify and hold harmless the Company from any liability for any compensation to any Intermediary engaged by such Purchaser and the fees and expenses of defending against said liability or alleged liability.

                    (i) No Government Review. Such Purchaser understands, acknowledges and agrees that the offering of the Securities hereby, and the fairness or suitability of the investment in the Securities, has not been reviewed, recommended or endorsed by the Commission or any state securities regulatory authority or other governmental body or agency, and that the offering of the Securities hereby is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. Such Purchaser shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available.

                    (j) Residence. The address of such Purchaser furnished by such Purchaser on the signature page hereof is such Purchaser’s principal residence if Purchaser is an individual or its principal business address if it is a corporation or other entity. If such Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (i) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (ii) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is qualified to do business in all jurisdiction in which the failure to be so qualified would, or would reasonably be expected to, adversely affect its ability to perform its obligations under the Transactions Document to which it is a party and to consummate the transactions contemplated thereby.

                    (k) NASD Members. Such Purchaser acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm in accordance with such rules.

                    (l) Limited Availability of Sales. Such Purchaser understands, acknowledges and agrees that there can be no assurance that such Purchaser will ever be able to sell or dispose of the Securities.

                    (m) Confidentiality. Such Purchaser understands, acknowledges and agrees that the information contained in this Agreement or otherwise made available to such Purchaser by the Company (collectively, the “Confidential Information”) is to be used solely for the purpose of evaluating a possible investment in the Securities and is confidential and non-public and agrees that, except as required by law, all such Confidential Information shall be kept in confidence by such Purchaser and neither used by such Purchaser for such Purchaser’s personal benefit (other than in connection with evaluating a possible investment in the Securities) nor disclosed to any third party for any reason and in any manner, notwithstanding that such Purchaser’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such Confidential Information that (i) is now or becomes generally known or available by publication, commercial use or otherwise or part of the public knowledge or literature and readily accessible at the date hereof (except as a result of a breach of this provision by any party), (ii) is rightfully received by such Purchaser from a third party without knowledge of violation of any obligation of confidentiality, or (iii) is known by the Purchaser prior to the time of receiving such Confidential Information, but not as a result of any violation of any obligation of confidentiality.

                    (n) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Securities and such Purchaser has not relied on any information provided by, or the business or legal advice of, the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

                    (o) Section 13 Reporting. Such Purchaser is responsible for the preparation, submission and filing of any materials required by Section 13(d) or 13(g) of the Securities Act.

                    (p) Relationship to the Company. Such Purchaser (a) has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company and (b) is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing. Neither such Purchaser nor any group of Purchasers (as identified in a public filing made with the Commission) of which the Purchaser is a part in connection with the offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

          The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 and in its Investor Questionnaires and its Selling Securityholder Notice and Questionnaire.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

          4.1 Transfer Restrictions.

                    (a) Notwithstanding any other provision of this Article IV, each Purchaser acknowledges, agrees and covenants, severally and not jointly, that the Securities may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable federal and state or “blue sky” securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, pursuant to Rule 144(k), to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company will require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company and its legal counsel, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                    (b) The Purchasers agree to the imprinting, so long as is required by Section 4.1(c), of a legend on certificates evidencing any of the Securities in the following form:

          [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT

OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY AND ITS LEGAL COUNSEL. THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the legended Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

                    (c) Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined), or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case of (iii) to the extent reasonably determined by the Company’s legal counsel. Notwithstanding the foregoing, following the effective date of the Registration Statement, the legend set forth above shall be removed from the certificates evidencing such Shares upon a sale or bona fide intent to sell such Shares and/or Warrant Shares prior to the resale thereof upon exercise of the Warrants and subsequent sale or bona fide intent to sell such Warrant Shares and the Company will rescind any stop transfer orders with respect to such shares given to the Company’s transfer agent; provided that, such Registration Statement remains effective and the Company is current with regard to its SEC filings, and such Purchaser represents and covenants to the Company in writing (in a form reasonably acceptable to the

Company and its counsel) that (1) the Purchaser will sell such shares only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein (in substantially the form attached to the Registration Rights Agreement), and otherwise in compliance with the Securities Act, including the prospectus delivery requirements of such act, (2) the Purchaser will indemnify the Company for any damages or losses resulting to the Company for the Purchaser’s breach of its representation and covenant described in the foregoing clause (1), and (3) such other agreements or covenants as the Company, its transfer agent or its counsel may reasonably request. Subject to the foregoing, at such time and to the extent the resale of the Shares and Warrant Shares is registered with the Commission or a legend is otherwise no longer required for the Shares or Warrant Shares, the Company will use its best efforts to no later than three (3) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), to cause the transfer agent of the Company to credit the account of the holder’s prime broker with the Depository Trust Company System with, or, at the request of such holder, to deliver or cause to be delivered, a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

                    (d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each one thousand dollars ($1,000) worth of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1, five dollars ($5) per Trading Day (increasing to ten dollars ($10) per Trading Day, ten (10) Trading Days after such damages have begun to accrue) for each Trading Day after the second (2nd) Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief

                    (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell all Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

          4.2 Acknowledgment of Dilution.

                    The Company and each of the Purchasers acknowledge that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.

          4.3 Furnishing of Information.

                    As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, but only until such Securities may be sold under Rule 144(k), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

          4.4 No Integration.

                    On or after the Closing Date, but in no event later than six (6) months from Closing, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the AMEX or that would violate the rules and regulations of the AMEX.

          4.5 Exercise Procedures.

                    The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants (provided that the applicable Purchaser requests that the Warrant Shares be issued only in the name of such Purchaser). The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

          4.6 Securities Laws Disclosure; Publicity.

                    The Company shall, by 5:30 p.m. Eastern time, on the fourth (4th) Trading Day following the date hereof, file a Current Report on Form 8-K in connection with the Closing disclosing the material terms of the transactions contemplated hereby, and shall attach this agreement, the form of Registration Rights Agreement, the form of Warrant and such other documents as the Company my deem necessary or appropriate. The Purchasers acknowledge and agree that after the date hereof the Company may issue one or more press releases disclosing the transactions contemplated by the Transaction Documents and the terms thereof, in such form as may be determined by the Company. No Purchaser shall issue any press release or otherwise make any public statement disclosing any information with respect to the transactions contemplated by the Transaction Documents without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior written notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release or filing with the Commission or any regulatory agency or

Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities laws and regulations in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or regulation, or AMEX rules, as determined by the Company and its legal counsel, in which case, to the extent practical, the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

          4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, other than with respect to this Offering (notwithstanding the foregoing, the reference to this Offering shall not be deemed an admission that the Offering constitutes material non-public information). The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

          4.8 Use of Proceeds.

                    The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes. The Company shall not use any proceeds from the sale of Securities hereunder to repay any indebtedness of the Company, including, but not limited to, any indebtedness to current executive officers or principal stockholders of the Company, but excluding trade payable and accrued expenses incurred in the ordinary course of business and consistent with prior practices or in connection with the transactions contemplated by the Transaction Documents.

          4.9 Reimbursement.

                    If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability of the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

          4.10 Reservation of Common Stock and Listing of Securities.

                    (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                    (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company’s Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time at the next scheduled annual meeting of the stockholders of the Company.

                    (c) The Company has, if applicable: (i) in the time and manner required by the AMEX, prepared and filed with the AMEX an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application; (ii) taken all steps necessary to cause such shares of Common Stock to be approved for listing on the AMEX as soon as possible thereafter; (iii) provided to the Purchasers evidence of such listing; and (iv) maintained the listing of such Common Stock on any date at least equal to the Required Minimum on such date on the AMEX.

          4.11 Subsequent Equity Sales.

                    (a) From the date hereof until the earlier of (i) thirty (30) days after the Effective Date or (ii) one hundred fifty (150) days after the Closing Date, the Company shall not file a registration statement with the Commission other than the Registration Statement(s) required to be filed pursuant to the Registration Rights Agreement or Registration Statements filed using Form S-8 or S-4; provided, however, the no file period set forth in this Section 4.10 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by the AMEX, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.

                    (b) The Company shall not make any issuance whatsoever of Common Stock or Common Stock Equivalents or any distribution of indebtedness or assets (including cash or cash dividends) or rights or warrants to purchase any security, which would cause any holders of the Warrants to not be permitted to exercise their respective Warrants in full. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          4.12 Equal Treatment of Purchasers.

                    Except as set forth herein, no consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Warrant holders as a class and shall not in any way be construed as the

Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

          4.13 Short Sales and Confidentiality.

                    Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any of its Affiliates or any Person acting on its or its Affiliates’ behalf or pursuant to any understanding with it or any of its Affiliates will engage in any Short Sales prior to the one hundred eightieth (180th) day after the Closing Date. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Shares and the Warrant Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the one hundred eightieth (180th) day after the Closing Date.

ARTICLE V.
MISCELLANEOUS

          5.1 Termination.

                    This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before 5:00 p.m. Eastern time on April 12, 2006; provided, however, that the right to terminate this Agreement under this Section 5.1 shall not be available to any Person whose failure to comply with his or her obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time; provided further, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

          5.2 Fees and Expenses.

                    At Closing, the Company has agreed to reimburse ProQuest Investments III, L.P. (“ProQuest”), up to $10,000 for its actual, reasonable, out-of-pocket legal fees and expenses and the Placement Agents up to an aggregate of fifty-five Thousand Dollars ($55,000), for their actual, reasonable, out-of-pocket expenses, each in connection with the transactions contemplated by this Agreement. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

          5.3 Entire Agreement.

                    The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          5.4 Notices.

                    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number set forth below or on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth below or on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. Notwithstanding anything herein to the contrary, in the event notice is sent by facsimile transmission, the sending party shall also send such notification by e-mail if the receiving party has included an e-mail address below or on their respective signature page. The address for such notices and communications shall be as follows:

If to Company, to:	NOVADEL PHARMA INC. 25 Minneakoning Road Flemington, New Jersey 08822 Attention: Michael E.B. Spicer Facsimile: 908-782-2445 E-mail address: mspicer@NovaDel.com

With a copy to:	MORGAN LEWIS & BOCKIUS LLP 502 Carnegie Center Princeton, New Jersey 08540 Attention: Emilio Ragosa, Esq. Facsimile: (609) 919-6701 E-mail address: eragosa@morganlewis.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          5.5 Amendments; Waivers.

                    No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

          5.6 Headings.

                    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          5.7 Successors and Assigns.

                    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities in compliance with this Agreement and applicable law, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

          5.8 No Third-Party Beneficiaries.

                    Except as set forth in Section 4.1(c), this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          5.9 Governing Law.

                    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such state or federal court sitting in the City of New York or that such suit, action or proceeding is in an improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby waives all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          5.10 Survival.

                    The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable, for the applicable statute of limitations.

          5.11 Execution.

                    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

          5.12 Severability.

                    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          5.13 Replacement of Securities.

                    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution thereof by the holder thereof of a customary lost certificate affidavit of that fact and customary and reasonable indemnity of the Company, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

          5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

          5.15 Remedies.

                    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate. If any action at law or in equity is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          5.16 Payment Set Aside.

                    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          5.17 Independent Nature of Purchasers Obligations and Rights.

                    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction

Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

          5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

          5.19 Construction.

                    The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[(“Remainder of Page Intentionally Left Blank; Signature Pages Follow”)]

          IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above, which, together with all counterparts of this Securities Purchase Agreement and the signature pages of the other Purchasers and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.

NOVADEL PHARMA INC.

By:

Name: Dr. Jan Egberts
Title: President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above, which, together with all counterparts of this Securities Purchase Agreement and the signature pages of the other Purchasers and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.

Name of Purchaser

Signature of Authorized Signatory of Purchaser

Name of Authorized Signatory

Title of Authorized Signatory

Facsimile Number of Purchaser

E-mail Address of Purchaser

Address for Notice of Purchaser

Address for Delivery of Securities for Purchaser
(if not same as above)

Subscription Amount

EIN Number

Wire Instructions to Escrow Agent

Purchaser Signature Page to the Securities Purchase Agreement

ANNEXES, EXHIBITS AND SCHEDULES

Annexes:

A.	Closing Statement

Exhibits:

A.	Form of Class E Warrant
B.	Form of Registration Rights Agreement
C.	Selling Securityholder Notice and Questionnaire
D.	Confidential Investor Qualification Questionnaire
E.	Form of Opinion of Company Counsel

ANNEX A

Closing Statement

          Pursuant to the Securities Purchase Agreement, dated as of the date hereto, among NovaDel Pharma Inc. (the “Company”) and each Purchaser identified on the signature page thereto (the “Securities Purchase Agreement”), the Purchasers shall purchase up to $__,000,000 of Shares and Warrants from the Company. All funds will be wired into an escrow account maintained by the Escrow Agent. All funds will be disbursed in accordance with this Closing Statement. Capitalized terms not defined herein shall have the meaning set forth in the Securities Purchase Agreement.

I.	PURCHASE PRICE
$1.45 (non-affiliates) $1.58 (affiliates)
	Gross Proceeds to be Received in Trust	$	_________________________________________________

II.	DISBURSEMENTS
		$	_________________________________________________
		$	_________________________________________________
		$	_________________________________________________
		$	_________________________________________________
		$	_________________________________________________
		$	_________________________________________________

Total Amount Disbursed:		$	_________________________________________________

WIRE INSTRUCTIONS:

To:

To:

EXHIBIT A

Form of Class E Warrant

A-1

EXHIBIT B

Form of Registration Rights Agreement

B-1

EXHIBIT C

NOVADEL PHARMA INC.

Selling Securityholder Notice and Questionnaire

          The undersigned beneficial owner (the “Selling Securityholder”) of common stock, par value $0.001 per share (the “Common Stock”), of NovaDel Pharma Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3, or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Registration Rights Agreement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April 11, 2006 (the “Registration Rights Agreement”), among the Company and the purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings set forth on Annex A hereto or the meanings ascribed thereto in the Registration Rights Agreement.

          Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

          Upon any sale of Registrable Securities pursuant to the Registration Statement under the Securities Act, the Selling Securityholder will be encouraged to deliver to the Company the Broker’s Notice of Transfer Statement set forth in Annex B (completed and signed) and hereby undertakes to do so.

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a) Full Legal Name of the Selling Securityholder:

(b) The exact name that the Registrable Securities are to be registered in (if not the same as in (a) above) (this is the name that will appear on your stock certificate (s)). The Selling Securityholder may use a nominee name if appropriate:

(c) Full Legal Name of Registered Holder (if not the same as in (a) above) of the Registrable Securities listed in (3) below:

(2) Address, Telephone and Facsimile Numbers for the Selling Securityholder:

Address:

Telephone:
Facsimile:
Contact Person:

(3) Beneficial Ownership:

(a) Fill in the number of shares of Common Stock owned of record and beneficially (see definition) by the Selling Securityholder:

	Of Record	Beneficially

Common Stock:*

Other:

*Other than the Registrable Shares to be included in the Registration Statement.

(b) Number of Registrable Securities to be included in the
Registration Statement:	______________________________

(c) Fill in the number of shares to which the Selling Securityholder disclaims
beneficial ownership (see definition):	______________________________

(d) Reason for disclaiming beneficial ownership (see definition) in (a) above, if applicable:

(4) Please identify the natural person or persons who have voting, dispositive or investment control over the Registrable Securities if the Selling Securityholder is an entity.

(5) Other securities of the Company owned by the Selling Securityholder:

Except as set forth below and under Item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.

State any exceptions here:

(6) Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers (see definition), directors or principal stockholders (5% or more) has held any position or office or has had any other material (see definition) relationship with the Company (or its predecessors or affiliate) during the past three years.

State any exceptions here:

(7) Plan of Distribution:

The undersigned Selling Securityholder intends to distribute the Registrable Securities in accordance with the form of Plan of Distribution set forth in the Registration Rights Agreement, subject to any modifications that are responsive to comments, rules or regulations of the Securities and Exchange Commission.

State any exceptions here:

(8) NASD Matters:

          A. Do you know of any information pertaining to underwriting compensation and arrangements (see definition) or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Company or any parent, subsidiary or Controlling (see definition) shareholder thereof on the other hand?

Answer: [ ] Yes [ ] No If “yes,” please describe

          B. (a) Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition) or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: [ ] Yes [ ] No If “yes,” please describe

          C. Have you been an Underwriter, or a Controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter, for securities of the Company?

Answer: [ ] Yes [ ] No If “yes,” please describe

          D. If the answer to either Question B or C above is “yes,” set forth below information as to all purchases and acquisitions (including contracts for purchase or acquisition) of securities of the Company by you during the last 18 months, as well as to all proposed purchases and acquisitions which are to be consummated in whole or in part within the next 12 months.

Seller or Prospective Seller	Amount and Nature of Securities	Price or Other Consideration Date	Description of Relationship

          E. Set forth below information as to all sales and dispositions (including contracts to sell or to dispose) of securities of the Company during the last 18 months by you to any NASD Member (see definition) or any Person Associated with a Member of the NASD (see definition) or any Underwriter or Related Person (see definition) as well as to all proposed such sales and such dispositions of securities of the Company by you to such persons which are to be consummated by you in whole or in part within the next 12 months. Also set forth below a description of the relationship, affiliation or association of you and, if known, the other party or parties to the above transactions with an underwriter or other person or entity “in the stream of distribution” with respect to the offering.

Buyer or Prospective Buyer	Amount and Nature of Securities	Price or Other Consideration Date	Description of Relationship

          F. If you have had during the last 18 months, or are to have within the next 12 months, any transactions of the character referred to in Question D or E of this Section, describe briefly below the relationship, affiliation or association of both you and, if known, the other party or parties to any such transaction with an underwriter or other person or entity “in the stream of distribution” with respect to the proposed transaction. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a “private investment group,” such as a hedge fund or other group of purchasers, furnish, if known, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

Description:

          In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of the transferee(s) rights and obligations under the Securities Purchase Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and related Prospectus and for any required disclosures to any self-regulatory body, including the NASD. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus and any amendments or supplements thereto.

          The undersigned Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof and prior to the filing of the Registration Statement, and at any time while the Registration Statement is in effect. All notices hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, as follows:

(i)	To the Company:

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey 08822
Attn: Jean W. Frydman, Esq.

Telephone: (908) 782-3431
Facsimile: (908) 806-7624

(ii)	With a copy to:

MORGAN LEWIS & BOCKIUS LLP
502 Carnegie Center
Princeton, New Jersey 08540
Attention: Emilio Ragosa, Esq.
Facsimile: (609) 919-6701
E-mail address: eragosa@morganlewis.com

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Selling Securityholder

[_________________________]

By:

Name:
Dated:	Title:

[_________________________]

Dated:	By:

Name:
Title:

ANNEX A

DEFINITIONS

          For purposes of the representations made in this Selling Securityholder Notice and Questionnaire, the following definitions shall be applicable:

          Arrangement. The term “arrangement” means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

          Beneficial Ownership. The term “beneficially owned” as applied to an interest in securities means (i) any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record or (ii) securities owned by you or to which you have a right to acquire, directly or indirectly, including those held for your own benefit (regardless of how registered) or securities held by others for your own benefit (regardless of how registered), such as custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). “Beneficial ownership” includes having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise:

          (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

          (2) investment power which includes the power to dispose, or to direct the disposition of, such security. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act, is deemed for purposes of such section to be the beneficial owner of such security.

          The Securities and Exchange Commission (the “Commission”) has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person’s spouse, minor children or other relatives (including relatives of the person’s spouse) who share the person’s home if the relationship which exists results in such person obtaining benefits substantially equivalent of ownership of the securities.

          The Commission has expressed the view that a person may be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the right to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

          If you have any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

          Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 promulgated under the Securities Act).

          Group. The term “group” includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose acquiring, holding or disposing of securities of the Company.

          Material. The term “material,” when used in this Shareholders Questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase securities of the Company. The materiality of any relationship is to be determined on the basis of the significance of the information to investors in light of all of the circumstances of the particular case. The importance of the relationship, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors. If you have any question as to whether or not a matter is “material,” please describe the matter, and, if such is the case, state your belief that the matter is not “material.”

          NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (the “NASD”). (NASD Manual, By-laws Article I, Definitions).

          Officers. The term “officers” means the president, chief executive officer, chief financial officer, chief operational officer, secretary, treasurer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Company.

          Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is, directly or indirectly, controlling or controlled by an NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws (NASD Manual, By-laws Article I, Definitions).

          Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation).

ANNEX B

BROKER’S NOTICE OF TRANSFER OF SECURITIES PURSUANT TO
REGISTRATION STATEMENT

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey 08822
Attn: Jean W. Frydman, Esq.
Telephone: (908) 782-3431
Facsimile: (908) 806-7624

MORGAN Lewis & BOCKIUS LLP
502 Carnegie Center
Princeton, New Jersey 08540
Attention: Emilio Ragosa, Esq.
Facsimile: (609) 919-6701
E-mail address: eragosa@morganlewis.com

Re: NovaDel Pharma Inc.	Date:

Ladies and Gentlemen:

Please be advised that ___________________________________ has transferred _______________ shares (the “Shares”) of common stock, par value $.001 per share, of NovaDel Pharma Inc. (the “Company”), on ___________________ (date), pursuant to the Registration Statement on Form ___ (File No. 333-____________) filed by the Company.

I certify that the prospectus delivery requirements of the Securities Act of 1933 have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a selling stockholder in the Prospectus dated ____________________ or in amendments or supplements thereto, and that the aggregate number of shares of Common Stock transferred are [a portion of] the Common Stock listed in such owner’s name.

This certificate is made for the sole benefit of the Company, its transfer agent and the Company’s counsel who may rely upon the representations and certifications given herein in connection with the opinion it may be requested to furnish in connection with the above-referenced transfer.

Very truly yours,
[Name of entity or individual]

By:

Name:

Title:

EXHIBIT D

CONFIDENTIAL INVESTOR QUALIFICATION QUESTIONNAIRE

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, NJ 08822

Paramount BioCapital, Inc.
787 Seventh Avenue
48th Floor
New York, NY 10019

Griffin Securities, Inc.
17 State Street
New York, NY 10004

NovaDel Pharma Inc.--
Private Offering of Common Stock and Warrants

Ladies and Gentlemen:

                    Reference is made to the private offer and sale (the “Offering”) by NovaDel Pharma Inc. (the “Company”), of shares of its common stock and warrants to purchase common stock. Paramount BioCapital, Inc. (the “Placement Agent”), is acting as placement agent in connection with the Offering. The information contained herein is provided in order for the Company and the Placement Agent to determine whether the undersigned will be a qualified investor in connection with the Offering. The undersigned understands that (i) the Company, the Placement Agent and their respective counsels will rely upon the information contained herein for purposes of such determination, (ii) the Securities which the Company proposes to offer will not be registered under the Securities Act of 1933 (the “Act”) in reliance upon the exemptions from registration provided by Rule 506 of Regulation D promulgated under the Act, and other applicable exemptions, and will not be registered under any state securities or “blue sky” laws and (iii) this Questionnaire is not an offer to sell the shares of common stock and warrants to the undersigned.

                    The undersigned represents to the Company and the Placement Agent that (i) the information provided herein is complete and accurate and may be relied upon by the Company, the Placement Agent and their respective counsels and (ii) the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the purchase of the shares of common stock and warrants, if any purchase is made, by the undersigned.

                    The undersigned will complete, sign, date and return one copy of this Questionnaire to the Placement Agent at the above address as soon as possible and one copy via facsimile at the number set forth above.

                    All information furnished is for the sole use of the Company, the Placement Agent and their respective counsels, and will be held in confidence by the Company, the Placement Agent and their respective counsels, except that this Questionnaire may be furnished to such parties as the Company may deem desirable to establish compliance with federal, state or international securities laws, rules and regulations.

NOTE: If this Questionnaire is being completed on behalf of individuals subscribing as joint tenants-in-common, or by a corporation, partnership or trust, it must be completed in the name of such corporation, partnership by the person making the investment decision on behalf of such entity; a separate Questionnaire must be completed in the name of and by the person making the investment decision; and a separate Questionnaire must be completed by and for each joint tenant or tenant-in-common.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D ___

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY. (please answer each question)

(a) For an individual Purchaser, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Purchaser, please describe any college or graduate degrees held by you:

(c) For all Purchasers, please state whether you have you participated in other private placements before:

YES_______                   NO_______

(d) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biopharmaceutical Companies

Frequently

Occasionally

Never

(e) For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                    NO_______

(f) For trust, corporate, partnership and other institutional Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                     NO_______

(g) For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                    NO_______

(h) For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                    NO_______

(i) For all Purchasers, do you understand that there is no guarantee of financial return on this investment, that an investment in the securities is highly speculative and risky and that you run the risk of losing your entire investment

(j) For all Purchasers, will you have sufficient readily available cash to fund your obligation to purchase securities at the Closing pursuant to your subscription if and when the Closing occurs?

YES_______                    NO_______

MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

          *If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one)?

Yes _________                    No __________

If Yes, please describe:

*If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By:

Authorized Officer

Date:

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

SIGNATURE

The undersigned is informed of the significance to the Company and the Placement Agent of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company, its counsel and the Placement Agent will rely on them.

[_____________________________________]

By:

Name:
Dated:	Title:

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

                    I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

                    I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Securities, and certify further that the Securities Purchase has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

                    IN WITNESS WHEREOF,  I  have  set  my  hand  this ________day of __________________, 2006.

(Signature)

EXHIBIT E

Form of Opinion of Company Counsel

1.

The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to carry on its business as described in the Company’s annual report on Form 10-KSB for the fiscal year ended July 31, 2005, and any amendments thereto (the “Form 10-KSB”), the Company’s quarterly reports on Form 10-Q for each of the periods ending subsequent to July 31, 2005, and any amendments thereto, and the Company’s Definitive Proxy Statement dated December 27, 2005.

2.

The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, including issuing, selling and delivering the Shares, the Warrants and the Warrant Shares, upon the due exercise of the Warrants.

3.

As of the date of the Company’s quarterly report on Form 10-Q for the quarterly period ended January 31, 2006, the authorized capital stock of the Company consists of [101,000,000] shares of capital stock of all classes; [100,000,000] shares of Common Stock, par value $0.001 per share, [40,597,318] shares of which are [issued and outstanding] prior to the Closing, and [1,000,000] shares of undesignated preferred stock, par value [$0.001] per share, none of which are issued and outstanding prior to the Closing.

4.	Each of the Transaction Documents has been duly authorized, executed and delivered by the Company.

5.	Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

6.

The Shares and the Warrants have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company and paid for by you in accordance with the terms of the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights under the Delaware General Corporation Law, the Restated Certificate, the Restated Bylaws or pursuant to any agreement listed as an exhibit to the Company’s Form 10-KSB. The Common Stock issuable upon exercise of the Warrants have been duly and validly reserved for issuance and, when and if issued upon exercise in accordance with the Warrants, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights under the Delaware General Corporation Law, the Restated Certificate, the Restated Bylaws or pursuant to any agreement listed as an exhibit to the Company’s Form 10-KSB.

7.	To our knowledge, the Company meets the eligibility requirements for the use of Form S-3 for the registration of the Shares and Warrant Shares.

8.

Based in part upon the representations made by you in the Securities Purchase Agreement, the offer, sale and issuance of the Shares and Warrants to be issued in conformity with the terms of the Securities Purchase Agreement and the issuance of the Common Stock, if any, to be issued upon exercise of the Warrants, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).

9.

The execution and delivery by the Company of the Transaction Documents do not, and the performance by the Company of its obligations thereunder will not, (i) result in a violation of the Restated Certificate, Restated Bylaws or breach under any agreement filed as an exhibit to the Company’s Form 10-KSB (the “Material Agreements”), (ii) result in a violation of any court order or decree known to us, or (iii) violate any federal law of the United States applicable to the Company or the General Corporation Law of the Sate of Delaware.

10.

To our knowledge, the Company’s Form 10-KSB and subsequent filings pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of their respective effective or issue dates, or as of the dates they were filed with the Securities Exchange Commission, as the case may be (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal controls over financial reporting and disclosure controls, as to which we express no opinion) appear on their face to comply as to form and are appropriately responsive in all material respects with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

11.

To our knowledge, there are no pending lawsuits or other proceedings against the Company before any court, arbitrator or governmental agency or authority that challenge the legality, validity or enforceability of the Transaction Documents or as may otherwise be required to be described in the Company’s Form 10-KSB, the Company’s quarterly reports on Form 10-Q for each of the periods ending subsequent to July 31, 2005, and any amendments thereto, which is not otherwise disclosed therein.

12.

No consent, approval or authorization of or designation, declaration or filing with, any federal or state governmental authority, stock exchange or under the Delaware General Corporation Law, on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Shares, the Warrants and Warrant Shares, except for: (i) such filings as may be necessary under applicable state blue sky laws; (ii) the filing of Form D pursuant to Rule 503 under the Securities Act; and (iii) the Company’s Additional Listing Application with the American Stock Exchange.

13.

To our knowledge, the Company is not and, after giving effect to the offering and sale of the Shares and the Warrants, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

14.	To my knowledge, the Company has all material governmental licenses, authorizations, consents and approvals which are required under Applicable Laws (as defined below).

15.

Except as described in the Purchase Agreement, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights. The rights, privileges and preferences of the Common Stock and preferred stock of the Company are as stated in the “Description of Securities – Common Stock” set forth in the Company’s Registration Statement on Form SB-2/A, No. 333-112852, filed with the Securities and Exchange Commission (“SEC”) on March 25, 2004.

16.

Commencing upon the Company’s 2005 fiscal year, the Company has filed all reports (the “SEC Reports”) required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

17.

Except as otherwise disclosed in the Form 10-Q for the quarterly period ended January 31, 2006 there is no threatened litigation and there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its properties or assets which would have a material adverse effect on the business and prospects of the Company.

18.	No shareholder approval is necessary in connection with the execution of the transaction documents.

SCHEDULES

TO

SECURITIES PURCHASE AGREEMENT

AMONG

NOVADEL PHARMA INC.

AND

EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES THERETO

April 11, 2006

These Schedules are qualified in their entirety by reference to specific provisions of the Securities Purchase Agreement, dated as of April 11, 2006 (the “Securities Purchase Agreement”), among NovaDel Pharma Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

The inclusion of any information in any Schedule shall not be construed as an admission or acknowledgement that such information is material to the business, operations or financial condition of the Company. Any disclosure set forth in any Schedule herein shall also be deemed to apply to and qualify as a disclosure set forth in any other Schedule herein provided the relevance of the disclosed information with respect to such other Schedules is reasonably apparent from the information disclosed.

Schedule 3.1(g)

Capitalization.

(i)          Capitalization Table

As of April 11, 2006

Common Stock
Authorized	100,000,000
Issued and Outstanding Common Stock	40,667,318

Preferred Stock
Authorized and Unissued	1,000,000

Derivatives:
Outstanding Stock Options	8,148,034
Outstanding Warrants to Purchase Common Stock	19,568,454
Reserved Option Pool	6,423,000

Total Issued and Reserved	74,806,806

(ii)     (a) Certain warrants issued to Lindsay A. Rosenwald, M.D. and BioMedical Investment Group LLC and their respective transferees, which are currently exercisable, in the aggregate, for approximately 9,673,025 shares of Common Stock, are entitled to adjustments to the exercise price of such warrants, and in certain cases the amount of shares issuable pursuant to such warrants, in the event that the Company issues shares of Common Stock or securities convertible into Common Stock in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then current market price of the Common Stock (as defined in such warrants) but not below the current per share exercise price of such warrants. Dr. Rosenwald, and certain other warrant holders or their respective transferees, waived the right to receive adjustments to the amount of shares issuable pursuant to such warrants in May 2005, such that only 607,601 warrants in the aggregate still retain the right to such adjustment. All warrants remain entitled to adjustments in the exercise price of such warrants. Such warrants are currently exercisable at per share exercise prices of approximately $0.46 to $0.60. The amount of such adjustments depends on the market price of the Common Stock on the closing of the issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

          (b) Certain warrants issued to Paramount Capital, Inc., and its designees, which are currently exercisable, in the aggregate, for approximately 200,212 shares of Common Stock, are entitled to adjustments to the exercise price of such warrants in the event that the Company issues shares of Common Stock or securities convertible into Common Stock, any rights, options or warrants to purchase or otherwise receive issuances of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then the greater of (i) the per share warrant price and (ii) the current market price (as defined in such warrants) in effect on the date of such issuance or sale. Of such warrants, 160,017 are currently exercisable at a per share exercise price equal to approximately $1.35 and 40,005 are currently exercisable at a per share exercise price equal to approximately $1.64. The amount of such adjustments depends on the market price of the Common Stock on the closing of the issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

          (c) Certain unit purchase options issued to Paramount Capital, Inc., and its designees, which are currently exercisable, in the aggregate, for units which include approximately 1,729,378 shares of Common Stock, are entitled to adjustments to the exercise price of such unit purchase options in the event that the Company issues shares of Common Stock, any securities convertible into Common Stock, any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than either (i) the then current market price per share of Common Stock (as defined in the unit purchase options) in effect on the date of such issuance or sale or (ii) the per unit price divided by the number of shares of Common Stock that each unit is then exercisable for. Such unit purchase options are currently exercisable at a per share exercise price equal to approximately $1.37. The amount of such adjustments depends on the market price of the Common Stock on the closing of the issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

The adjustment of such warrants and unit purchase options as described above will cause an immediate decrease in the book value per share of the Common Stock and otherwise have a dilutive impact on our stockholders. The adjustment may have a negative effect on the market price of the Common Stock.

(iii) Certain warrants have been exercised in the last 12 months, as follows:

-

On March 8, 2006, the Company received a request from Daniel J. Walsh to exercise 30,881 warrants. Mr. Walsh made payment in the amount of $23,160.75 in full exercise of the warrants, and was therefore issued 30,881 shares of Common Stock.

-	On March 14, 2006, the Company received a request for cashless exercise from Jennifer Ludlow, a holder of 20,458 warrants. After cashless exercise, Ms. Ludlow was issued 13,628 shares of Common Stock.

Schedule 3.1(v)

Registration Rights

1) Certain holders of Common Stock and warrants to purchase Common Stock, listed as selling stockholders (the “Selling Stockholders”) in the Company’s currently effective registration statements on Form SB-2 (SEC File Nos. 333-86262, 333-107122 and 333-112852), are entitled to cause the Company to register for resale certain shares owned by or issuable to the Selling Stockholders (the “Registrable Shares”) in the event that such registration statements are unavailable to the Selling Stockholders to sell all of the Registrable Shares.

On January 12, 2006, the Company issued notices to certain holders of warrants to purchase Common Stock, which holders were entitled to adjustments to the exercise price of such warrants and in the amount of shares issuable pursuant to such warrants, in the event that the Company issues shares of Common Stock or securities convertible into Common Stock in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then current market price of the Common Stock (as defined in such warrants) but not below the current per share exercise price of such warrants. Such notices resulted in an additional 3,006,358 warrants being issued to those certain holders and entitled to registration.

2) During the quarter ended January 31, 2005, the Company issued 15,000 warrants to outside consultants, which expire in three years and which have an exercise price equal to $1.57 per share. The Company intends to register these securities.

3) On September 26, 2005, the Company issued 1,622,700 non-plan employee stock options to purchase Common Stock to Jan H. Egberts, M.D., the Company’s Chief Executive Officer, President and Chairman of the Board of Directors. Those options have an exercise price of $1.70 per share, and vest equally over three years, with an expiration date of September 26, 2010. The Company intends to register these securities.

NOVADEL – Schedule of Purchasers

Name	Shares	Warrants

Adam S. Leeds, Trustee of Trust A U/D/T Dated 1/23/81	17,241	5,172
Alfred Abraham	32,337	9,701
AMP Enhanced Index International Share Fund	232,414	69,724
Atlas Master Fund, Ltd.	54,115	16,235
Ben Heller	144,828	43,448
Caisse de Depot et Placement du Quebec	2,413,793	724,138
Capital Ventures International	344,828	103,448
Clearwater Fund I, LP	200,000	60,000
Clearwater Offshore Fund, Ltd.	200,000	60,000
Cranshire Capital, LP	137,931	41,379
Daniel Gallagher	8,621	2,586
David Jaroslawicz	144,828	43,448
David Weisberg	34,483	10,345
Dean Glaser	13,793	4,138
H. Martyn Group, Ltd. Profit Sharing Plan & Trust	15,517	4,655
Hans F. Heye	600,000	180,000
Hauck & Aufhauser	41,379	12,414
Henderson North American Multi-Strategy Fund	194,483	58,345
Isaac R. Dweck	160,761	48,228
J. Jay Lobell	31,646	9,494
Joe Vale	100,000	30,000
Lewis Opportunity Fund	86,207	25,862
Michael Chill	15,823	4,747
Mrs. MA Egberts Gunning	126,582	37,975
Neil Herskowitz	48,276	14,483
Nicole Berg	213,793	64,138
Oppenheim Pramerica Asset Management S.a.r.l. on behalf of FCP OP Medical BioHe@lth-Trends	165,517	49,655
ProQuest Investments II Advisors	3,351	1,005
ProQuest Investments II, LP	138,947	41,684
ProQuest Investments III, LP	547,365	164,210
Riverside Contracting, LLC	48,276	14,483
Shea Diversified Investments, Inc.	131,034	39,310
South Ferry Building Company	655,172	196,552
Stephan P. Vermut & Barbara T. Vermut Trust dtd March 2002	103,448	31,034
Steven B. Ratoff	129,090	38,727
Visium Balanced Fund, LP	130,837	39,251
Visium Balanced Offshore Fund, Ltd.	195,539	58,662
Visium Long Bias Fund	39,343	11,803
Visium Long Bias Offhore Fund, Ltd.	131,888	39,566
Witan Investment Trust	59,310	17,793